UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 3, 2009

                              MAGYAR BANCORP, INC.
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                     0-51726                 20-4154978
-----------------------------      --------------------     -------------------
(State or Other Jurisdiction)      (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


400 Somerset Street, New Brunswick, New Jersey                       08901
----------------------------------------------                   -----------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (732) 342-7600
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 4.01         Changes in Registrant's Certifying Accountant
                  ---------------------------------------------

Dismissal of Independent Registered Public Accounting Firm

On June 3, 2009, the Audit Committee of the Board of Directors (the "Audit Committee") of Magyar Bancorp, Inc. (the "Company") decided to dismiss Grant Thornton LLP ("Grant Thornton") as the Company's independent registered public accounting firm.

The audit reports of Grant Thornton on the Company's consolidated financial statements as of and for the years ended September 30, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended September 30, 2008 and 2007 and through June 3, 2009, there were (1) no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that if not resolved to the satisfaction of Grant Thornton, would have caused them to make reference to such disagreements in its report on the Company's financial statements for such periods, and (2) no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Grant Thornton with a copy of this Current Report on Form 8-K and requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. The letter from Grant Thornton to the Securities and Exchange Commission dated June 3, 2009 is attached as Exhibit 16 hereto.

Appointment of New Independent Registered Public Accounting Firm

The Audit Committee has appointed Beard Miller Company LLP ("Beard Miller") to serve as the Company's independent registered public accounting firm effective June 5, 2009. During the two most recent fiscal years and through June 5, 2009, the Company did not consult with Beard Miller regarding any matters or events set forth in Item 304(a)(2)(i) or (ii) of SEC Regulation S-K.

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

(a) Financial Statements of businesses acquired. Not Applicable.

(b) Pro forma financial information. Not Applicable.

(c) Shell Company Transactions. Not Applicable

(d) Exhibits.

                  The following Exhibit is attached as part of this report:

                  16 Letter dated June 3, 2009 from Grant Thornton LLP to the Securities and Exchange Commission.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           MAGYAR BANCORP, INC.



DATE: June 8, 2009                     By: /s/ Elizabth E. Hance
                                           -----------------------------------
                                           Elizabeth E. Hance
                                           President and Chief Executive Officer




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                                  EXHIBIT INDEX

         Exhibit No.               Description
         -----------               -----------

          16 Letter dated June 3, 2009 from Grant Thornton LLP to the Securities and Exchange Commission.